EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2018 Financial Results

SAN RAFAEL, Calif., Jan. 17, 2019 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2018 of $19.1 million and diluted earnings per common share ("EPS") of $0.71 compared to $17.0 million and EPS of $0.63 for the third quarter 2018. Third quarter 2018 results include a $585 thousand tax-exempt life insurance policy gain and a $3.5 million loss contingency settlement, which on an aggregate basis reduced EPS $0.07.

"Fourth quarter 2018 net interest income demonstrated continuing improvement as higher market interest rates benefit the yields on our interest-earning loans and securities. Our annualized funding costs were unchanged at 0.04 percent of interest-earning assets due to the predominance of low-cost checking and savings accounts in our deposit portfolio. The annualized net interest margin on a fully-taxable equivalent (“FTE”) basis rose from 3.00 percent for the third quarter 2018 to 3.06 percent for the fourth quarter 2018. Asset quality remains solid with nonperforming assets totaling only $5.8 million at December 31, 2018,” said Chairman, President and CEO David Payne. “Fourth quarter 2018 results generated an annualized 11.7 percent return on average common equity. These results allowed the Board of Directors to approve a $0.40 per share dividend in the fourth quarter 2018 for our shareholders,” concluded Payne.

Net interest income (FTE) was $40.3 million for the fourth quarter 2018, compared to $39.5 million for the third quarter 2018 and $37.9 million for the fourth quarter 2017. The annualized net interest margin (FTE) was 3.06 percent for the fourth quarter 2018, compared to 3.00 percent for the third quarter 2018 and 2.96 percent for the fourth quarter 2017. Checking and savings deposits, which are less sensitive to rising interest rates than time deposits, represented ninety-six percent of the Company’s average deposit base during the fourth quarter 2018.

The Company recognized no provision for loan losses for the fourth quarter 2018 given low levels of nonperforming loans and other credit quality attributes.

Noninterest income for the fourth quarter 2018 totaled $11.9 million, compared to $12.5 million for the third quarter 2018, and $20.3 million for the fourth quarter 2017. Noninterest income for the third quarter 2018 included a tax-exempt life insurance policy gain of $585 thousand. Noninterest income for the fourth quarter 2017 included an $8.0 million gain on the sale of equity securities.

Noninterest expense for the fourth quarter 2018 totaled $25.8 million, compared to $29.4 million for the third quarter 2018 and $31.4 million for the fourth quarter 2017. Noninterest expense for the third quarter 2018 included a $3.5 million loss contingency settlement to dismiss a lawsuit. Noninterest expense for the fourth quarter 2017 included a $5.5 million loss contingency to provide refunds of revenue to some customers. Loss contingencies represent estimated liabilities which are subject to revision.

The tax rate (FTE) applied to pre-tax income (FTE) was 27.8 percent for the fourth quarter 2018, compared to 25.0 percent for the third quarter 2018 and 84.5 percent for the fourth quarter 2017. The lower tax rates for 2018 compared to 2017 reflect a reduction in the federal corporate tax rate due to the Tax Cuts and Jobs Act of 2017 (the “Act”). The Act was signed into law in the fourth quarter 2017, requiring re-measurement of deferred tax assets which resulted in a $12.3 million charge to the fourth quarter 2017 book tax provision. The book tax provisions for the fourth quarter 2018 and third quarter 2018 include tax benefits of $7 thousand and $152 thousand, respectively, for tax deductions from the exercise of employee stock options which exceed related compensation expense recognized in the financial statements.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
     Westamerica Bancorporation
     1108 Fifth Avenue, San Rafael, CA 94901
     Robert A. Thorson – SVP & Chief Financial Officer
     707-863-6840
     investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2017 filed on Form 10-K and quarterly report for the quarter ended September 30, 2018 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2018

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'18	Q4'17	Change	Q3'18

Net Interest and Fee Income (FTE)	$40,288	$37,918	6.2%	$39,498
Reversal of Provision for Loan Losses	-	-	n/m	-
Noninterest Income	11,897	20,300	-41.4%	12,528
Noninterest Expense	25,787	31,441	-18.0%	29,366
Income Before Taxes (FTE)	26,398	26,777	-1.4%	22,660
Income Tax Provision (FTE)	7,343	22,617	n/m	5,667
Net Income	$19,055	$4,160	n/m	$16,993

Average Common Shares Outstanding	26,729	26,384	1.3%	26,701
Diluted Average Common Shares	26,815	26,538	1.0%	26,815

Operating Ratios:
Basic Earnings Per Common Share	$0.71	$0.16	n/m	$0.64
Diluted Earnings Per Common Share	0.71	0.16	n/m	0.63
Return On Assets (a)	1.33%	0.30%		1.19%
Return On Common Equity (a)	11.7%	2.7%		10.6%
Net Interest Margin (FTE) (a)	3.06%	2.96%		3.00%
Efficiency Ratio (FTE)	49.4%	54.0%		56.4%

Dividends Paid Per Common Share	$0.40	$0.40	0.0%	$0.40
Common Dividend Payout Ratio	56%	250%		63%

			%
	12/31'18YTD	12/31'17YTD	Change

Net Interest and Fee Income (FTE)	$155,410	$148,594	4.6%
Reversal of Provision for Loan Losses	-	(1,900)	n/m
Noninterest Income	48,149	56,628	-15.0%
Noninterest Expense	106,916	107,768	-0.8%
Income Before Taxes (FTE)	96,643	99,354	-2.7%
Income Tax Provision (FTE)	25,079	49,329	n/m
Net Income	$71,564	$50,025	n/m

Average Common Shares Outstanding	26,649	26,291	1.4%
Diluted Average Common Shares	26,756	26,419	1.3%

Operating Ratios:
Basic Earnings Per Common Share	$2.69	$1.90	n/m
Diluted Earnings Per Common Share	2.67	1.89	n/m
Return On Assets	1.27%	0.92%
Return On Common Equity	11.3%	8.4%
Net Interest Margin (FTE)	2.98%	2.95%
Efficiency Ratio (FTE)	52.5%	52.5%

Dividends Paid Per Common Share	$1.60	$1.57	1.9%
Common Dividend Payout Ratio	60%	83%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'18	Q4'17	Change	Q3'18

Interest and Fee Income (FTE)	$40,802	$38,389	6.3%	$40,025
Interest Expense	514	471	9.1%	527
Net Interest and Fee Income (FTE)	$40,288	$37,918	6.2%	$39,498

Average Earning Assets	$5,270,708	$5,112,354	3.1%	$5,231,257
Average Interest-
Bearing Liabilities	2,691,370	2,701,190	-0.4%	2,733,670

Yield on Earning Assets (FTE) (a)	3.10%	3.00%		3.04%
Cost of Funds (a)	0.04%	0.04%		0.04%
Net Interest Margin (FTE) (a)	3.06%	2.96%		3.00%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.07%		0.08%
Net Interest Spread (FTE) (a)	3.02%	2.93%		2.96%

			%
	12/31'18YTD	12/31'17YTD	Change

Interest and Fee Income (FTE)	$157,369	$150,494	4.6%
Interest Expense	1,959	1,900	3.1%
Net Interest and Fee Income (FTE)	$155,410	$148,594	4.6%

Average Earning Assets	$5,212,635	$5,028,373	3.7%
Average Interest-
Bearing Liabilities	2,722,149	2,696,399	1.0%

Yield on Earning Assets (FTE)	3.02%	2.99%
Cost of Funds	0.04%	0.04%
Net Interest Margin (FTE)	2.98%	2.95%
Interest Expense/
Interest-Bearing Liabilities	0.07%	0.07%
Net Interest Spread (FTE)	2.95%	2.92%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'18	Q4'17	Change	Q3'18

Total Assets	$5,680,321	$5,534,700	2.6%	$5,648,004
Total Earning Assets	5,270,708	5,112,354	3.1%	5,231,257
Total Loans	1,189,744	1,285,748	-7.5%	1,194,874
Commercial Loans	271,165	327,790	-17.3%	288,634
Commercial RE Loans	570,059	575,984	-1.0%	554,081
Consumer Loans	348,520	381,974	-8.8%	352,159
Total Investment Securities	3,692,951	3,397,149	8.7%	3,591,637
Equity Securities	1,733	2,675	-35.2%	1,749
Debt Securities Available For Sale	2,684,431	2,213,379	21.3%	2,538,837
Debt Securities Held To Maturity	1,006,787	1,181,095	-14.8%	1,051,051
Total Interest Bearing Cash	388,013	429,457	-9.7%	444,746

Loans/Deposits	24.2%	26.7%		24.4%

			%
	12/31'18YTD	12/31'17YTD	Change

Total Assets	$5,620,618	$5,439,682	3.3%
Total Earning Assets	5,212,635	5,028,373	3.7%
Total Loans	1,209,167	1,315,202	-8.1%
Commercial Loans	292,893	339,234	-13.7%
Commercial RE Loans	557,679	567,006	-1.6%
Consumer Loans	358,595	408,962	-12.3%
Total Investment Securities	3,577,597	3,307,137	8.2%
Equity Securities	1,809	2,950	-38.7%
Debt Securities Available For Sale	2,503,356	2,049,506	22.1%
Debt Securities Held To Maturity	1,072,432	1,254,681	-14.5%
Total Interest Bearing Cash	425,871	406,034	4.9%

Loans/Deposits	24.8%	27.9%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'18	Q4'17	Change	Q3'18

Total Deposits	$4,917,901	$4,811,035	2.2%	$4,893,859
Noninterest Demand	2,280,174	2,172,678	4.9%	2,223,678
Interest Bearing Transaction	927,676	899,822	3.1%	935,257
Savings	1,510,358	1,501,872	0.6%	1,526,100
Time greater than $100K	86,141	106,746	-19.3%	90,668
Time less than $100K	113,552	129,917	-12.6%	118,156
Total Short-Term Borrowings	53,643	62,833	-14.6%	63,489
Shareholders' Equity	646,129	610,200	5.9%	636,965

Demand Deposits/
Total Deposits	46.4%	45.2%		45.4%
Transaction & Savings
Deposits / Total Deposits	95.9%	95.1%		95.7%

			%
	12/31'18YTD	12/31'17YTD	Change

Total Deposits	$4,872,081	$4,722,250	3.2%
Noninterest Demand	2,209,924	2,095,522	5.5%
Interest Bearing Transaction	928,277	888,116	4.5%
Savings	1,519,375	1,492,725	1.8%
Time greater than $100K	94,919	109,563	-13.4%
Time less than $100K	119,586	136,324	-12.3%
Total Short-Term Borrowings	59,992	69,671	-13.9%
Shareholders' Equity	630,697	596,356	5.8%

Demand Deposits/
Total Deposits	45.4%	44.4%
Transaction & Savings
Deposits / Total Deposits	95.6%	94.8%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'18
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,270,708	$40,802	3.10%
Total Loans (FTE)	1,189,744	14,894	4.97%
Commercial Loans (FTE)	271,165	3,698	5.41%
Commercial RE Loans	570,059	7,607	5.29%
Consumer Loans	348,520	3,589	4.09%
Total Investments (FTE)	3,692,951	23,916	2.59%
Total Interest Bearing Cash	388,013	1,992	2.23%

Interest Expense Paid
Total Earning Assets	5,270,708	514	0.04%
Total Interest-Bearing Liabilities	2,691,370	514	0.08%
Total Interest-Bearing Deposits	2,637,727	506	0.08%
Interest-Bearing Transaction	927,676	124	0.05%
Savings	1,510,358	227	0.06%
Time less than $100K	113,552	70	0.24%
Time greater than $100K	86,141	85	0.39%
Total Short-Term Borrowings	53,643	8	0.06%

Net Interest Income and
Margin (FTE)		$40,288	3.06%

	Q4'17
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,112,354	$38,389	3.00%
Total Loans (FTE)	1,285,748	15,671	4.84%
Commercial Loans (FTE)	327,790	4,168	5.05%
Commercial RE Loans	575,984	8,009	5.52%
Consumer Loans	381,974	3,494	3.63%
Total Investments (FTE)	3,397,149	21,444	2.52%
Total Interest Bearing Cash	429,457	1,274	1.29%

Interest Expense Paid
Total Earning Assets	5,112,354	471	0.04%
Total Interest-Bearing Liabilities	2,701,190	471	0.07%
Total Interest-Bearing Deposits	2,638,357	461	0.07%
Interest-Bearing Transaction	899,822	60	0.03%
Savings	1,501,872	225	0.06%
Time less than $100K	129,917	75	0.23%
Time greater than $100K	106,746	101	0.38%
Total Short-Term Borrowings	62,833	10	0.06%

Net Interest Income and
Margin (FTE)		$37,918	2.96%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'18	Q4'17	Change	Q3'18

Service Charges on Deposits	$4,496	$4,756	-5.5%	$4,615
Merchant Processing Services	2,440	2,346	4.0%	2,464
Debit Card Fees	1,685	1,569	7.3%	1,656
Other Service Fees	620	620	0.0%	665
ATM Processing Fees	703	696	1.0%	687
Trust Fees	737	739	-0.3%	733
Life Insurance Gains	-	-	n/m	585
Financial Services Commissions	112	155	-28.0%	132
Equity Securities Gains (Losses)	14	7,955	n/m	(16)
Other Income	1,090	1,464	-25.5%	1,007
Total Noninterest Income	$11,897	$20,300	-41.4%	$12,528

Total Revenue (FTE)	$52,185	$58,218	-10.4%	$52,026
Noninterest Income/Revenue (FTE)	22.8%	34.9%		24.1%
Service Charges/Avg. Deposits (a)	0.36%	0.39%		0.37%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.75	$8.75	-11.5%	$7.73

			%
	12/31'18YTD	12/31'17YTD	Change

Service Charges on Deposits	$18,508	$19,612	-5.6%
Merchant Processing Services	9,630	8,426	14.3%
Debit Card Fees	6,643	6,421	3.5%
Other Service Fees	2,567	2,584	-0.7%
ATM Processing Fees	2,752	2,610	5.4%
Trust Fees	2,938	2,875	2.2%
Life Insurance Gains	585	-	n/m
Financial Services Commissions	499	639	-21.9%
Equity Securities (Losses) Gains	(52)	7,955	n/m
Other Income	4,079	5,506	-25.9%
Total Noninterest Income	$48,149	$56,628	-15.0%

Total Revenue (FTE)	$203,559	$205,222	-0.8%
Noninterest Income/Revenue (FTE)	23.7%	27.6%
Service Charges/Avg. Deposits	0.38%	0.42%
Total Revenues (FTE) Per Avg.
Common Share	$7.64	$7.81	-2.1%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'18	Q4'17	Change	Q3'18

Salaries & Benefits	$13,055	$12,652	3.2%	$13,415
Occupancy and Equipment	5,314	4,860	9.3%	4,809
Loss Contingency (1)	-	5,542	n/m	3,500
Outsourced Data Processing	2,299	2,325	-1.1%	2,292
Amortization of
Identifiable Intangibles	447	755	-40.8%	451
Professional Fees	565	627	-9.9%	621
Impairment of Tax Credit Investments	-	625	n/m	-
Courier Service	446	423	5.5%	448
Other Operating	3,661	3,632	0.8%	3,830
Total Noninterest Expense	$25,787	$31,441	-18.0%	$29,366

Noninterest Expense/
Avg. Earning Assets (a)	1.94%	2.44%		2.23%
Noninterest Expense/Revenues (FTE)	49.4%	54.0%		56.4%

			%
	12/31'18YTD	12/31'17YTD	Change

Salaries & Benefits	$53,007	$51,519	2.9%
Occupancy and Equipment	19,679	19,430	1.3%
Outsourced Data Processing	9,229	9,035	2.2%
Loss Contingency (1)	3,500	5,542	n/m
Amortization of
Identifiable Intangibles	1,921	3,077	-37.6%
Professional Fees	2,842	2,161	31.5%
Impairment of Tax Credit Investments	-	625	n/m
Courier Service	1,779	1,732	2.7%
Other Operating	14,959	14,647	2.1%
Total Noninterest Expense	$106,916	$107,768	-0.8%

Noninterest Expense/
Avg. Earning Assets	2.05%	2.14%
Noninterest Expense/Revenues (FTE)	52.5%	52.5%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q4'18	Q4'17	Change	Q3'18

Average Total Loans	$1,189,744	$1,285,748	-7.5%	$1,194,874

Allowance for Loan Loss (ALL)
Beginning of Period	$22,027	$23,628	-6.8%	$23,040
Reversal of Provision for Loan Losses	-	-	n/m	-
Net ALL Losses	(676)	(619)	n/m	(1,013)
ALL End of Period	$21,351	$23,009	-7.2%	$22,027
Net ALL Losses / Gross ALL Losses	44%	47%		31%

Net ALL Losses / Avg. Total Loans (a)	0.23%	0.19%		0.34%
			%
	12/31'18YTD	12/31'17YTD	Change

Average Total Loans	$1,209,167	$1,315,202	-8.1%

Allowance for Loan Loss (ALL)
Beginning of Period	$23,009	$25,954	-11.3%
Reversal of Provision for Loan Losses	-	(1,900)	n/m
Net ALL Losses	(1,658)	(1,045)	n/m
ALL End of Period	$21,351	$23,009	-7.2%
Net ALL Losses / Gross ALL Losses	66%	82%

Net ALL Losses / Avg. Total Loans	0.14%	0.08%

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/18	12/31/17	Change	9/30/18

Nonperforming Loans:
Nonperforming Nonaccrual	$998	$1,641	-39.2%	$1,611
Performing Nonaccrual	3,870	4,285	-9.7%	3,870
Total Nonaccrual Loans	4,868	5,926	-17.9%	5,481
90+ Days Past Due Accruing Loans	551	531	3.8%	361
Total	5,419	6,457	-16.1%	5,842
Repossessed Loan Collateral	350	1,426	-75.5%	620
Total Nonperforming Assets	$5,769	$7,883	-26.8%	$6,462

Total Loans Outstanding	$1,207,202	$1,287,982	-6.3%	$1,196,955

Total Assets	$5,568,526	$5,513,046	1.0%	$5,529,463

Loans:
Allowance for Loan Losses	$21,351	$23,009	-7.2%	$22,027
Allowance/Loans	1.77%	1.79%		1.84%
Nonperforming Loans/Total Loans	0.45%	0.50%		0.49%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/18	12/31/17	Change	9/30/18

Shareholders' Equity	$615,591	$590,239	4.3%	$592,591
Total Assets	5,568,526	5,513,046	1.0%	5,529,463

Shareholders' Equity/
Total Assets	11.05%	10.71%		10.72%
Shareholders' Equity/
Total Loans	50.99%	45.83%		49.51%
Tangible Common Equity Ratio	9.04%	8.63%		8.67%
Common Shares Outstanding	26,730	26,425	1.2%	26,727
Common Equity Per Share	$23.03	$22.34	3.1%	$22.17
Market Value Per Common Share	$55.68	$59.55	-6.5%	$60.16

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'18	Q4'17	Change	Q3'18

Total Shares Repurchased	-	-	n/m	-
Average Repurchase Price	$-	$-	n/m	$-
Net Shares Issued	(3)	(106)	n/m	(78)

			%
	12/31'18YTD	12/31'17YTD	Change

Total Shares Repurchased	9	6	n/m
Average Repurchase Price	$58.46	$56.51	n/m
Net Shares Issued	(305)	(518)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/18	12/31/17	Change	9/30/18
Assets:
Cash and Due from Banks	$420,284	$575,002	-26.9%	$522,660

Investment Securities:
Equity Securities	1,747	1,800	-2.9%	1,734
Debt Securities Available For Sale	2,654,670	2,191,707	21.1%	2,478,908
Debt Securities Held to Maturity	984,609	1,158,864	-15.0%	1,025,699

Loans	1,207,202	1,287,982	-6.3%	1,196,955
Allowance For Loan Losses	(21,351)	(23,009)	-7.2%	(22,027)
Total Loans, net	1,185,851	1,264,973	-6.3%	1,174,928

Other Real Estate Owned	350	1,426	-75.5%	620
Premises and Equipment, net	34,507	35,301	-2.3%	35,391
Identifiable Intangibles, net	1,929	3,850	-49.9%	2,376
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	162,906	158,450	2.8%	165,474

Total Assets	$5,568,526	$5,513,046	1.0%	$5,529,463

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,243,251	$2,197,526	2.1%	$2,211,028
Interest-Bearing Transaction	929,346	904,245	2.8%	909,954
Savings	1,498,991	1,494,024	0.3%	1,510,015
Time	195,251	231,818	-15.8%	204,840
Total Deposits	4,866,839	4,827,613	0.8%	4,835,837

Short-Term Borrowed Funds	51,247	58,471	-12.4%	61,756
Other Liabilities	34,849	36,723	-5.1%	39,279
Total Liabilities	4,952,935	4,922,807	0.6%	4,936,872

Shareholders' Equity:
Common Equity:
Paid-In Capital	449,746	433,267	3.8%	449,180
Accumulated Other
Comprehensive Loss	(39,996)	(16,832)	n/m	(54,066)
Retained Earnings	205,841	173,804	18.4%	197,477
Total Shareholders' Equity	615,591	590,239	4.3%	592,591

Total Liabilities and
Shareholders' Equity	$5,568,526	$5,513,046	1.0%	$5,529,463

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'18	Q4'17	Change	Q3'18
Interest & Fee Income:
Loans	$14,783	$15,410	-4.1%	$14,593
Investment Securities:
Equity Securities	98	79	24.1%	85
Debt Securities Available for Sale	16,865	12,280	37.3%	15,644
Debt Securities Held to Maturity	5,710	6,435	-11.3%	5,931
Interest Bearing Cash	1,992	1,274	56.3%	2,361
Total Interest & Fee Income	39,448	35,478	11.2%	38,614

Interest Expense:
Transaction Deposits	124	60	107.0%	129
Savings Deposits	227	225	1.0%	229
Time Deposits	155	176	-12.2%	160
Short-Term Borrowed Funds	8	10	-13.5%	9
Total Interest Expense	514	471	9.1%	527

Net Interest Income	38,934	35,007	11.2%	38,087

Reversal of Provision for Loan Losses	-	-	n/m	-

Noninterest Income:
Service Charges	4,496	4,756	-5.5%	4,615
Merchant Processing Services	2,440	2,346	4.0%	2,464
Debit Card Fees	1,685	1,569	7.3%	1,656
Other Service Fees	620	620	0.0%	665
ATM Processing Fees	703	696	1.0%	687
Trust Fees	737	739	-0.3%	733
Life Insurance Gains	-	-	n/m	585
Financial Services Commissions	112	155	-28.0%	132
Equity Securities Gains (Losses)	14	7,955	n/m	(16)
Other	1,090	1,464	-25.5%	1,007
Total Noninterest Income	11,897	20,300	-41.4%	12,528

Noninterest Expense:
Salaries and Benefits	13,055	12,652	3.2%	13,415
Occupancy and Equipment	5,314	4,860	9.3%	4,809
Loss Contingency (1)	-	5,542	n/m	3,500
Outsourced Data Processing	2,299	2,325	-1.1%	2,292
Amortization of Identifiable Intangibles	447	755	-40.8%	451
Professional Fees	565	627	-9.9%	621
Impairment of Tax Credit Investments	-	625	n/m	-
Courier Service	446	423	5.5%	448
Other	3,661	3,632	0.8%	3,830
Total Noninterest Expense	25,787	31,441	-18.0%	29,366

Income Before Income Taxes	25,044	23,866	4.9%	21,249
Income Tax Provision	5,989	19,706	n/m	4,256
Net Income	$19,055	$4,160	n/m	$16,993

Average Common Shares Outstanding	26,729	26,384	1.3%	26,701
Diluted Common Shares Outstanding	26,815	26,538	1.0%	26,815

Per Common Share Data:
Basic Earnings	$0.71	$0.16	n/m	$0.64
Diluted Earnings	0.71	0.16	n/m	0.63
Dividends Paid	0.40	0.40	0.0%	0.40
			%
	12/31'18YTD	12/31'17YTD	Change
Interest & Fee Income:
Loans	$59,030	$61,740	-4.4%
Investment Securities:
Equity Securities	354	293	20.6%
Debt Securities Available for Sale	60,383	44,371	36.1%
Debt Securities Held to Maturity	24,031	27,432	-12.4%
Interest Bearing Cash	7,925	4,476	77.0%
Total Interest & Fee Income	151,723	138,312	9.7%

Interest Expense:
Transaction Deposits	373	233	59.8%
Savings Deposits	902	890	1.3%
Time Deposits	647	733	-11.6%
Short-Term Borrowed Funds	37	44	-16.5%
Total Interest Expense	1,959	1,900	3.1%

Net Interest Income	149,764	136,412	9.8%

Reversal of Provision for Loan Losses	-	(1,900)	n/m

Noninterest Income:
Service Charges	18,508	19,612	-5.6%
Merchant Processing Services	9,630	8,426	14.3%
Debit Card Fees	6,643	6,421	3.5%
Other Service Fees	2,567	2,584	-0.7%
ATM Processing Fees	2,752	2,610	5.4%
Trust Fees	2,938	2,875	2.2%
Life Insurance Gains	585	-	n/m
Financial Services Commissions	499	639	-21.9%
Equity Securities (Losses) Gains	(52)	7,955	n/m
Other	4,079	5,506	-25.9%
Total Noninterest Income	48,149	56,628	-15.0%

Noninterest Expense:
Salaries and Benefits	53,007	51,519	2.9%
Occupancy and Equipment	19,679	19,430	1.3%
Outsourced Data Processing	9,229	9,035	2.2%
Loss Contingency (1)	3,500	5,542	n/m
Amortization of Identifiable Intangibles	1,921	3,077	-37.6%
Professional Fees	2,842	2,161	31.5%
Impairment of Tax Credit Investments	-	625	n/m
Courier Service	1,779	1,732	2.7%
Other	14,959	14,647	2.1%
Total Noninterest Expense	106,916	107,768	-0.8%

Income Before Income Taxes	90,997	87,172	4.4%
Income Tax Provision	19,433	37,147	n/m
Net Income	$71,564	$50,025	43.1%

Average Common Shares Outstanding	26,649	26,291	1.4%
Diluted Common Shares Outstanding	26,756	26,419	1.3%

Per Common Share Data:
Basic Earnings	$2.69	$1.90	n/m
Diluted Earnings	2.67	1.89	n/m
Dividends Paid	1.60	1.57	1.9%

Footnotes and Abbreviations:
(1) In 2018, the Company achieved a mediated settlement to dismiss a lawsuit and recorded an estimated loss contingency. In 2017, the amount recorded represents the Company's estimated refunds to customers of revenue recognized in prior years. The amount of these loss contingencies remains subject to revision until paid.

Certain amounts in prior periods have been reclassified to conform to the current presentation.
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized